                                AIMCO PROPERTIES, L.P.

                                   FIRST AMENDMENT
                                 TO CREDIT AGREEMENT


          This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of May 8, 1998 (the "Amendment Effective Date") and entered into by and among AIMCO PROPERTIES, L.P., a Delaware limited partnership ("BORROWER"), the financial institutions listed on the signature pages hereof ("LENDERS") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for Lenders ("AGENT"), and BANKBOSTON, N.A. as one of the Lenders and the Documentation Agent and is made with reference to that certain Credit Agreement dated as of January 26, 1998, (as amended by this Amendment, the "CREDIT AGREEMENT"), by and among Borrower, Lenders and Agent. Capitalized terms used in this Amendment without definition are used as defined in the Credit Agreement. The Guarantor Subsidiaries set forth on pages S-6 through S-9 are only a party to this Amendment for the purposes of Section 5 and are not a party to the Credit Agreement.


                                       RECITAL

          WHEREAS, Borrower and Lenders desire to amend the Credit Agreement to
(a) provide for an increase in the Aggregate Commitment to $125,000,000 until November 1, 1998 and thereafter reduce the Aggregate Commitment to $50,000,000,
(b) increase the maximum amount of Unencumbered Management Entity Value from $12,500,000 to $50,000,000 until November 1, 1998 and thereafter reduce such maximum amount to $12,500,000, (c) modify certain of the financial covenants contained in the Credit Agreement and (d) make certain other amendments as more specifically set forth below;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

          1.1 AMENDMENTS TO SECTION 1:  PROVISIONS RELATING
               TO DEFINED TERMS

          A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted into subsection 1.1 in the proper alphabetical order:


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     "AMBASSADOR POOL PORTFOLIO" means the aggregate Indebtedness in respect of individual Properties in the original principal amount of $203,580,000 secured by or issued in connection in with the following reimbursement agreements: (a) Amended and Restated Master Reimbursement Agreement, dated as of December 1, 1996, by and between Federal National Mortgage Association ("Fannie Mae") and Ambassador VIII, L.P., as amended and assigned; and (b) Master Reimbursement Agreement (Pool-2 Properties), dated as of December 1, 1996, by and between Fannie Mae and Ambassador I, L.P., as amended and assigned.

     "CEDAR CREEK PROPERTY" means that certain Qualified Property comprised of a 392 unit apartment project and related properties, situated in San Antonio, Texas.

     "FNMA/WASHINGTON CONDITION" means the date on which the Lenders shall have determined that FNMA Washington Mortgage Facility Documents shall have been amended or modified to conform the financial and other covenants of the AIMCO Parties (as defined in the FNMA/Washington Mortgage Facility Documents) to the covenants of Borrower set forth in Section 7.16 of the Credit Agreement, the determination of such conformity shall be made by Lenders in their sole discretion.

     "MARKETABLE SECURITIES" means the securities of any Person which securities are treated by such Person as "marketable securities" in accordance with GAAP and which are quoted on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market. On any date of determination, the value of any Marketable Securities shall be determined in accordance with GAAP.

     "REDUCTION DATE" means November 1, 1998.

     "TRANCHE A" means the portion of the Aggregate Commitments available under the Credit Agreement prior to May 8, 1998, in an amount not to exceed $50,000,000.

     "TRANCHE B" means the $75,000,000 portion of the Aggregate Commitments which is made available from and after May 8, 1998 and which may only be borrowed if Tranche A is fully disbursed. Availability under Tranche B shall terminate on the Business Day prior to the Reduction Date.

          B. SUBSECTION 1.1 of the Credit Agreement is hereby further amended by deleting each of the following definitions:

     (a)  Aggregate Commitment;

     (b)  Applicable Margin;

     (c)  Commitment Percentage;

     (d)  Consolidated EBITDA;


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     (e)  Consolidated-EBITDA-to-Fixed Charges Ratio;

     (f)  Consolidated EBITDA-to-Interest Ratio;

     (g)  Consolidated Interest Expense;

     (h)  Consolidated Total Indebtedness;

     (i)  EBITDA;

     (j)  FNMA/Washington Mortgage Facility Documents;

     (k)  Gross Asset Value;

     (l)  Guarantor Subsidiaries;

     (m)  Net Operating Income; and

     (n)  Unencumbered Asset Pool NOI.

therefrom in their entirety and substituting the following therefor:

     "AGGREGATE COMMITMENT" means the combined Commitments of the Lenders in respect of Tranche A and Tranche B which is $125,000,000; provided, however, that in all events and from and after the Reduction Date, the Aggregate Commitment shall only include the Commitments of the Lenders in respect of Tranche A, the amount of which shall not exceed $50,000,000.

     "APPLICABLE MARGIN" means (a), with respect to Base Rate Loans, the Applicable Base Rate Margin, and (b) with respect to LIBOR Loans, the Applicable LIBOR Margin; provided, however, that with respect to the portion of any LIBOR Loan funded in respect of Tranche B, the Applicable LIBOR Margin shall not apply and instead the applicable spread for purposes of the Applicable Margin shall be 90 basis points.

     "COMMITMENT PERCENTAGE" means, as to any Lender, (a) with respect to Tranche A, the percentage equivalent of such Lender's Commitment, divided by the total Commitments set forth in Schedule 2.1(a)(i) under Tranche A, (b) with respect to Tranche B, the percentage equivalent of such Lender's Commitment, divided by the total Commitments set forth in Schedule 2.1(a)(i) under Tranche B, and (c) with respect to the Aggregate Commitment, the percentage equivalent of such Lender's Commitment divided by the Aggregate Commitment.

     "CONSOLIDATED EBITDA" means, for any period, and without double counting any item, the sum of the Adjusted EBITDA for the Borrower, the REIT and their respective Subsidiaries for such period on a consolidated basis, PLUS the Borrower's pro-rata share of


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aggregate EBITDA for each of the Management Entities, PLUS the Borrower's pro-rata share of Adjusted EBITDA in respect of any unconsolidated Person.

     "CONSOLIDATED EBITDA-TO-FIXED CHARGES RATIO" means for any period of determination, the ratio computed as follows:

     Consolidated EBITDA-to-Fixed  [Consolidated EBITDA]
                   Charges Ratio=       divided by
                                    Consolidated Fixed Charges

     "CONSOLIDATED EBITDA-TO-INTEREST RATIO" means for any period of determination, the ratio computed as follows:

     Consolidated EBITDA-to-Interest         [Consolidated EBITDA]
               Ratio=                             divided by
                                              Consolidated Interest Expense

     "CONSOLIDATED INTEREST EXPENSE" means for any period of determination, and without double counting any item, an amount equal to (a) the sum of the Interest Expense for the Borrower, the REIT and their proportionate share of the Interest Expense of their respective Subsidiaries for such period plus the Borrower's pro-rata share of Interest Expense in respect of any unconsolidated Person, excluding amounts expended for amortization of loan costs, plus (b), only for purposes of calculating the Unencumbered Asset Pool NOI-to-Unsecured-Interest Ratio, the amount of any Management Company Attributable Interest Expense.

     "CONSOLIDATED TOTAL INDEBTEDNESS" means as of any date, and without double counting any item, the aggregate amount of Total Indebtedness for Borrower, the REIT and their respective Subsidiaries as of such date, plus the Borrower's pro-rata share of Total Indebtedness in respect of any unconsolidated Person.

     "EBITDA" means, for any period, the sum determined in accordance with GAAP, of the following, for any Person (in the case of Borrower or the REIT, before deducting for minority interests in Borrower) (a) the net income (or net loss) of such Person during such Period PLUS (b) all consolidated amounts, plus Borrower's pro-rata share of unconsolidated amounts, treated as expenses for depreciation, Interest Expense and the amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), PLUS
(c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss); PROVIDED, HOWEVER, that net income (or loss) shall be computed for these purposes without giving effect to (i) extraordinary losses or extraordinary gains (including gains or losses from the sale of Properties) and (ii) any amortization of capitalized financing expenses or charges related to restructuring of Indebtedness.

     "FNMA/WASHINGTON MORTGAGE FACILITY DOCUMENTS" means all documents relating to credit facilities in an amount up to $50,000,000 secured by Properties not in the Unencumbered Asset Pool now or hereafter provided to Borrower for general partnership


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

purposes including (i) a Master Credit Facility Agreement, dated as of February 4, 1998, by and among the REIT, the Borrower, AIMCO/Bluffs, L.L.C., AIMCO Chesapeake, L.P., AIMCO Elm Creek, L.P., AIMCO Lakehaven, L.P., AIMCO Los Arboles, L.P. and Washington Mortgage Financial Group, Ltd. and (ii) all amendments, extensions and renewals of any of the foregoing, including any of the foregoing necessary to satisfy the FNMA/Washington Condition.

     "GROSS ASSET VALUE" means, with respect to Borrower, the REIT and their respective Subsidiaries on a consolidated basis, and without double counting any item, the sum of: (a) Borrower's, REIT's, or their respective Subsidiaries' Adjusted EBITDA in respect of Qualified Properties for the prior four calendar quarter period through the end of the most recent quarter, capitalized at the Apartment Property Cap Rate, PLUS (b) Borrower's, REIT's, or their respective Subsidiaries' share of Adjusted EBITDA in respect of Unqualified Properties for the prior four calendar quarter period through the end of the most recent quarter, capitalized at the Apartment Property Cap Rate, PLUS (c) an amount equal to the EBITDA of the Management Entities from the commencement of the prior calendar quarter period annualized and then multiplied by 8.0, PLUS
(d) all cash (including Restricted Cash) and the fair market value of all Cash Equivalents held as of the last day of such quarter, PLUS (e) from and after the satisfaction of the FNMA/Washington Condition, the amount of Marketable Securities owned by such Person; provided, however, that no more than $25,000,000 of Marketable Securities shall be included in the calculation of Gross Asset Value. For purposes of the definition of Gross Asset Value with respect to any Stabilized Property which has been Stabilized and owned for fewer than four calendar quarters, Adjusted EBITDA shall be adjusted in respect of such Property by annualizing the Net Operating Income from the date on which the Property was Stabilized and owned through the date of determination. In the case of any Property which has been owned for less than one calendar quarter, Adjusted EBITDA shall be adjusted in respect of such Property by annualizing the Net Operating Income for the immediately prior, complete calendar quarter, notwithstanding that during such period the Stabilized Property was not owned by Borrower.

     "GUARANTOR SUBSIDIARIES" means AIMCO Holdings QRS, Inc., a Delaware corporation, AIMCO/OTC QRS, Inc., a Delaware corporation, AIMCO Holdings, L.P., a Delaware limited partnership, AIMCO-GP, Inc., a Delaware corporation, AIMCO-LP, Inc., a Delaware corporation, AIMCO Properties Finance Corp., a Delaware corporation, AIMCO Somerset, Inc., a Delaware corporation, NHP Management Company, a District of Columbia corporation, Property Asset Management Services, L.P., a Delaware limited partnership, Property Asset Management Services, Inc., a Delaware corporation, Property Asset Management Services-CA, LLC, a California limited liability company, and Ambassador II, L.P., a Delaware limited partnership, together with such other Persons that execute and deliver to the Agent for the ratable benefit of the Lenders a guaranty of the Obligations in the form of EXHIBIT F1 if the Person is a qualified REIT subsidiary or EXHIBIT F2 if the Person is not a qualified REIT subsidiary.

     "NET OPERATING INCOME" means, for any period, as to any Property (a) all gross revenues received from the operation of such Property during such period (including, without


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limitation, payments received from insurance on account of business or rental interruption and condemnation proceeds from any temporary use or occupancy, in each case to the extent attributable to the period for which such Net Operating Income is being determined, but excluding any proceeds from the sale or other disposition of any part or all of such Property; or from any financing or refinancing of such Property; or from any condemnation of any part or all of such Property (except for temporary use or occupancy); or on account of a casualty to the property (other than payments from insurance on account of business or rental interruption); or any security deposits paid under leases of all or a part of such Property, unless forfeited by tenants; and similar items or transactions the proceeds of which under GAAP are deemed attributable to capital), MINUS (b) all reasonable and customary property maintenance and repair costs, leasing and administrative costs, management fees assumed to be four percent (4%) of gross receipts (whether or not actually paid pursuant to a separate management contract or otherwise) and real estate taxes and insurance premiums actually paid by Borrower or, to the extent applicable for purposes of calculating Net Operating Income, the applicable prior owner of such Property during such period with respect to such Property (exclusive of Capital Expenditures). There shall be no deduction for any expense not involving a cash expenditure, such as depreciation.

     "UNENCUMBERED ASSET POOL NOI" means, for any period, with respect to the Unencumbered Asset Pool, the sum of (X) (1) aggregate Net Operating Income during the preceding four calendar quarters (or, if such Properties were Stabilized, Qualified Properties for at least one calendar quarter but less than four calendar quarters the annualized aggregate Net Operating Income from the date such Properties became Stabilized, Qualified Properties), plus (2), in the case of Properties which have been Qualified Properties for less than one calendar quarter, the annualized aggregate Net Operating Income for the preceding calendar quarter immediately preceding the quarter in which it became a Qualified Property plus (3), in the case of the Cedar Creek Property, until such time as it becomes a Stabilized Property for at least one calendar quarter, the annualized aggregate Net Operating Income during the calendar quarter ending March 31, 1998, MINUS (Y) the aggregate amount of Capital Expenditures for all such Properties for the corresponding periods in an amount equal to $300 per apartment unit per annum in each of such Properties, during such period, or annualized period, as applicable.

          C. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting clause (Z) from the definition of Total Available Commitments" and substituting the following clause (Z):

               PLUS (Z) an amount equal to 20% of Unencumbered Management Entity Value; provided, however, that such amount shall not exceed $50,000,000 and provided, further, however, that from and after the Reduction Date such amount shall not exceed $12,500,000;


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

          1.2  AMENDMENTS TO SECTION 7:  BORROWER'S NEGATIVE COVENANTS

          A. Section 7.2 of the Credit Agreement is hereby amended by deleting therefrom subsection 7.2(a) and substituting the following:

          (a) EXISTING OR CONTEMPLATED INDEBTEDNESS. Indebtedness of Borrower and its Subsidiaries outstanding on the Closing Date and described in
     SCHEDULE 7.2, including (1) the Indebtedness evidenced or to be evidenced by the FNMA/Washington Mortgage Facility Documents and the NHP/Lehman Financing or any renewal, refinancing or extension thereof; provided, however, that any such renewal, refinancing or extension (i) shall not increase the principal balance thereof or otherwise materially modify the terms thereof, (ii) shall not cause the financial or other material covenants, when taken as a whole, to be significantly more restrictive than
     (A) those existing in the applicable credit documentation prior to such renewal, refinancing or extension or (B) the comparable covenants in this Agreement, and (iii) other than with respect to Indebtedness evidenced or to be evidenced by the FNMA/Washington Mortgage Facility Documents, shall have a maturity or weighted-average life not prior to the maturity of Borrower's obligations under this Agreement and (2) Indebtedness disclosed on Schedule 7.2(a);

          B. Section 7.3 of the Credit Agreement is hereby amended by adding thereto the following as subsection 7.3(e):

          (e) PERMITTED CONTINGENT OBLIGATIONS. Contingent Obligations specifically described on Schedule 7.3.

          C. Section 7.16 of the Credit Agreement is hereby amended by deleting therefrom subsection 7.16(d) and substituting the following:

          (d) Borrower shall not permit the Consolidated EBITDA-to-Fixed Charges Ratio computed for any fiscal quarter or year to be less than 2.00-to-1.00 unless and until the FNMA/Washington Condition occurs, in which event such Ratio shall not be less than 1.85-to-1.00 until the Reduction Date, whereupon such Ratio shall not be less than 2.00-to-1.00.


          1.3  SUBSTITUTION OF SCHEDULES

          SCHEDULE 2.1(a)(i): LENDERS' COMMITMENTS. SCHEDULE 2.1(a)(i) to the Credit Agreement is hereby deleted from the Credit Agreement and replaced with the substituted Schedule 2.1(a)(i)-1 attached hereto and from and after the Reduction Date Schedule 2.1(a)(i)-1 shall be replaced with Schedule 2.1(a)(i)-2 attached hereto.

          SCHEDULE 7.2: PERMITTED INDEBTEDNESS. Schedule 7.2 is hereby amended by adding thereto the items set forth in Schedule 7.2(a) attached hereto.


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

          SCHEDULE 7.3: CONTINGENT OBLIGATIONS. Schedule 7.3 is hereby added to the Credit Agreement.

          1.4  UNENCUMBERED ASSET POOL; ADDITIONS AND EXCLUSIONS OF PROPERTIES

          SECTION 2.13 of the Credit Agreement is hereby amended by adding thereto the following as subsection 2.13(c):

               (c) CEDAR CREEK PROPERTY. Notwithstanding any contrary provision of this Section 2.13, if the Cedar Creek Property is a Qualified Property it shall be added to the Unencumbered Asset Pool, notwithstanding that it is not a Stabilized Property; provided, however, that if the Cedar Creek Property fails to qualify as a Stabilized Property by September 30, 1998, then thereafter it shall be excluded from the Unencumbered Asset Pool.

          1.5  AMOUNT AND TERMS OF COMMITMENTS

          SECTION 2.1(a)(i) is hereby amended by deleting the entire subsection and replacing it with the following:

          (i) REVOLVING LOANS. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make loans to the Borrower (each such loan, a "Revolving Loan" and all such loans collectively, the "Revolver") from time to time on any Business Day during the period from the Closing Date to the earlier of the Conversion Date or the Revolver Maturity Date. The aggregate amount of the Revolver will not exceed the lesser of the Lender's Revolving Commitment or such Lender's Commitment Percentage (in each case in respect of Tranche A and/or Tranche B, as applicable) of the Total Available Commitment.

          SECTION 2.1(a)(ii): LETTER OF CREDIT is hereby amended by (a) deleting the reference therein to $5,000,000 and replacing it with the amount of $25,000,000 and (b) adding the following sentence to the end of such subsection:

          In no event may any Letter of Credit be issued in respect of borrowing availability under Tranche B.

          1.6  OPTIONAL PREPAYMENTS OF LOANS

          SECTION 2.5 is hereby amended by adding the following subsection (c) thereto:
          (c)  ALLOCATION OF PAYMENTS BETWEEN TRANCHES.

               Any payments received under this Section 2.5 shall first be applied to reduce the Outstanding Amount in respect of Loans funded from Tranche B and only when the Outstanding Amount of Loans funded from Tranche B has been reduced to zero, then to the Outstanding Amount in respect of Loans funded from Tranche A.

          1.7  MANDATORY PREPAYMENTS OF LOANS


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          SECTION 2.6 is hereby amended by adding the following subsection (c)
thereto:
          (c)  ALLOCATION OF PAYMENTS BETWEEN TRANCHES.

               Any payments received under this Section 2.6 shall first be applied to reduce the Outstanding Amount in respect of Loans funded from Tranche B and only when the Outstanding Amount of Loans funded from Tranche B has been reduced to zero, then to the Outstanding Amount in respect of Loans funded from Tranche A.

          1.8  SECTION 2.10  FEES

               SECTION 2.10(c) COMMITMENT FEES is hereby amended by adding the following to the end of such subsection:

               Notwithstanding any other provision of this Section 2.10(c), for purposes of calculating the commitment fee in respect of the Tranche B portion of the Aggregate Commitment, such portion shall be deemed to be available from and after May 8, 1998.

          1.9  AMENDMENT TO SECTION 6:  AFFIRMATIVE COVENANTS.

               SECTION 6 is hereby amended by adding the following subsection
6.17 thereto:

               (c)  REFINANCE OF AMBASSADOR POOL PORTFOLIO.

               Borrower shall refinance not less than 50% of the aggregate outstanding Indebtedness in respect of the Ambassador Pool Portfolio on or before May 1, 1999. The refinancing of the applicable Properties shall comply with all of the applicable covenants and provisions of the Credit Agreement and, in all events, such Properties (including cashflow therefrom) shall not be cross-collateralized to or cross-defaulted to each other or to any other Properties in connection with all or any portion of such refinancing.


          1.10 AMENDMENTS TO SECTION 8:  APPLICATION OF PAYMENTS

          A. SECTION 8.2 of the Credit Agreement is hereby amended to add the following provision as Section 8.2(e):

          (e) If the Loans are accelerated as provided in Section 8.2(b), or if an Event of Default described in Sections 8.1(a), (f) or (g) occurs and is continuing, then any amounts received by Agent either on account of such accelerated amounts or during the pendency of such Events of Default, shall be distributed to the Lenders pro rata in the proportion their respective Commitment Percentages under Tranche A and/or Tranche B bears to the


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Aggregate Commitments.  All other payments, including those received prior to acceleration or the occurrence and continuation of an Event of Default described in Sections 8.1(a), (f) or (g), shall be applied as provided in Sections 2.5(c) or 2.6(c), as applicable.

          SECTION 2.     ADDITIONAL NOTES

          Borrower agrees to execute and deliver to Agent for Lenders an additional Note (each an "ADDITIONAL NOTE" and collectively the "ADDITIONAL NOTES"), in the form of the Note with appropriate insertions, to evidence Loans in excess of the Aggregate Commitment as in effect prior to May 8, 1998. Each of the parties hereto hereby acknowledges and agrees that each Additional Note is a Note for all purposes under the Credit Agreement and the other Loan Documents and that the loans evidenced by the Additional Notes shall constitute Loans for all purposes under the Credit Agreement and the other Loan Documents. Loans in respect of Tranche A or Tranche B shall be evidenced by separate Notes, notwithstanding that the same Lender may be making such Loans.


          SECTION 3.     CONDITIONS TO EFFECTIVENESS

          This Amendment shall become effective on May 8, 1998, if each of the following conditions are satisfied:

          A. Borrower has delivered to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated as of May 8, 1998:

               1. A good standing certificate from the Secretary of State of the State of organization of the REIT and Borrower and each of the Guarantor Subsidiaries, each dated a recent date prior to or on May 8, 1998;

               2. A certificate of the secretary of the REIT certifying that except as disclosed therein, the Organizational Documents of the REIT, Borrower and, the Guarantor Subsidiaries have not been modified in any material respect since January 26, 1998.

               3. Resolutions and certificates conforming to the requirements of Sections 4.1(iv)(A) and (B) of the Credit Agreement authorizing and approving the Amendment and the other documents to be delivered hereunder and the borrowing of the Loans in respect of Tranche B; and

               4. Executed copies of this Amendment and the Additional Notes and any required guaranties from the additional Guarantor Subsidiaries.

          B. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of counsel for Borrower and the

Guarantor Subsidiaries in form and substance satisfactory to Agent and its counsel, dated as of the Amendment Effective Date with respect to the validity, binding effect and enforceability of the Credit Agreement and due authorization, execution and delivery thereof, and as to such other matters as Agent acting on behalf of Lenders may reasonably request.

          C. Concurrently with the due execution and delivery of this Agreement by Borrower, the Agent and each of the Lenders which are the initial Lenders party to the Credit Agreement, Borrower shall pay to BofA an arrangement fee in respect of Tranche B as set forth in a separate letter agreement dated as of May 8, 1998 between Borrower and BofA.

          D. Borrower shall pay all amounts which it is required to pay pursuant to Section 6(B) of this Amendment.


          SECTION 4.     BORROWER'S REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

          A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered by Borrower pursuant to the Amendment, to issue the Additional Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement.

          B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the Additional Notes and the performance of the Credit Agreement and the issuance, delivery and payment of the Additional Notes have been duly authorized by all necessary corporate action on the part of Borrower and the other parties delivering any of such documents, as the case may be.

          C. NO CONFLICT. The execution and delivery by Borrower and the Guarantor Subsidiaries of this Amendment and the performance by Borrower of the Credit Agreement and the issuance, delivery and payment of the Additional Notes by Borrower do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, their respective Organizational Documents or any order, judgment or decree of any court or other agency of government binding on Borrower, the REIT or any of their Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower, the REIT or any of their Subsidiaries,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower, the REIT or any of their Subsidiaries, or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrower, the REIT or any of their Subsidiaries.

          D. GOVERNMENTAL CONSENTS. The execution and delivery by Borrower and the Guarantor Subsidiaries of this Amendment and the performance by Borrower and the Guarantor Subsidiaries of the Credit Agreement and the issuance, delivery and payment of the Additional Notes by Borrower do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. BINDING OBLIGATION. This Amendment and the Credit Agreement have been duly executed and delivered by Borrower and the Guarantor Subsidiaries, as applicable, and are, and the Additional Notes, when executed and delivered, will be the legally valid and binding obligations of Borrower and the Guarantor Subsidiaries, as applicable, enforceable against Borrower and/or the Guarantor Subsidiaries, as applicable, in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except Section 5.5 and other representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

          SECTION 5.     ACKNOWLEDGEMENT AND CONSENT

          Guarantor Subsidiaries are party to the Guaranties, in each case as amended through the date hereof, pursuant to which Guarantor Subsidiaries have guarantied the Obligations. Nothing in this Section 5 shall be construed to make the Guarantor Subsidiaries a party to the Credit Agreement or to create any obligation in respect thereof except pursuant to each Guaranty.

          Each Guarantor Subsidiary hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor Subsidiary hereby confirms that each Guaranty to which it is a party or otherwise bound will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all of the "Indebtedness" (as defined in the applicable Guaranty), including without limitation the payment and performance of all such "Indebtedness," as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement and the Notes defined therein. Without limiting the generality of the foregoing, each Guarantor Subsidiary hereby acknowledges and confirms the understanding and intent of such party that, upon the effectiveness of this Amendment, and as a result thereof, the definition of "Obligations" contained in the Credit Agreement includes the obligations of Borrower under the Additional Notes.

          Each Guarantor Subsidiary acknowledges and agrees that any Guaranty to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor Subsidiary represents and warrants that all representations and warranties contained in the Credit Agreement and the Guaranty to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Guarantor Subsidiary other than Borrower acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor Subsidiary is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor Subsidiary to any future amendments to the Credit Agreement.


          SECTION 6.  MISCELLANEOUS

          A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

          C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Borrower and the Requisite Lenders, and receipt by Borrower and Agent of written, facsimile or telephonic notification of such execution and authorization of delivery thereof.

                    [Signatures on Attached Pages S-1 through S-8]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

                                        BORROWER

                                        AIMCO PROPERTIES, L.P.,
                                        a Delaware limited partnership


                                        By:  AIMCO -GP, Inc., a Delaware
                                             corporation, its general partner


                                             By:  /s/ Peter K. Kompaniez
                                                ---------------------------
                                                  Peter K. Kompaniez
                                                  Vice President

                                        Notices to be sent to:

                                        1873 South Bellaire Street
                                        17th Floor
                                        Denver, Colorado 80222
                                        Attention: Peter K. Kompaniez,
                                                      Vice President
                                        Facsimile: (303) 757-8735

                                        B OF A

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION,
                                        as a Lender and as the Issuing Lender



                                        By: /s/ Mary Bowman
                                           ---------------------------
                                        Name:   Mary Bowman

                                        Title:  Vice President


                                        Notices to be sent to:

                                        Bank of America National Trust
                                         and Savings Association
                                        CRES #1313
                                        555 South Flower Street, 6th Floor
                                        Los Angeles, CA 90071
                                        Attention: M. Harvey
                                        Telephone: 213/228-4013
                                        Facsimile: 213/228-5389


                                        Payments to be made to:

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION
                                        333 S. Beaudry Ave.
                                        Loan Accounting Dept #1503
                                        Los Angeles, CA 90017
                                        ABA #: 121 000 358
                                        Credit Account #: 15033-00401
                                        Attention: Unit Representative
                                        Ref: AIMCO Unsecured Revolver

                                        AGENT

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION,
                                        as Agent



                                        By: /s/ Mary Bowman
                                           ---------------------------
                                        Name:   Mary Bowman

                                        Title:  Vice President

                                        Notices to be sent to:

                                        Bank of America National Trust and
                                         Savings Association
                                        CRES #1313
                                        555 South Flower Street, 6th Floor
                                        Los Angeles, CA 90071
                                        Attention:  M. Harvey
                                        Telephone: 213/228-4013
                                        Facsimile: 213/228-5389


                                        Payments to be made to:

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION
                                        ABA #: 121 000 358
                                        Credit Account #: 15033-00401
                                        Attention: Unit Representative
                                        Ref: AIMCO Unsecured Revolver

                                        BANKBOSTON, N.A., LENDER AND
                                        DOCUMENTATION AGENT

                                        BANKBOSTON, N.A.



                                        By:   /s/ Kathleen M. Ahern
                                           ---------------------------
                                        Name:  Kathleen M. Ahern
                                        Title:  Vice President

                                        Notices to be sent to:

                                        BankBoston, N.A.
                                        100 Federal Street
                                        Mail Stop 01-32-04
                                        Boston, MA 02110
                                        Attention: Andrea Martingnetti
                                        Telephone: (617) 434-2835
                                        Facsimile: (617) 434-0645


                                        Payments to be made to:

                                        BANKBOSTON, N.A.
                                        ABA #: 011-000-390
                                        Credit Loan #: 1102655
                                        Attention:  Linda Wheeler/CLS
                                        Ref: AIMCO Unsecured Revolver

                                        NATIONSBANK, N.A.



                                        By: /s/ Will T. Bowers, Jr.
                                           ---------------------------
                                        Name:   Will T. Bowers, Jr.

                                        Title:  Vice President



                                        Notices to be sent to:
                                        NationsBank, N.A.
                                        901 Main Street, Dallas, TX  75202
                                        Attn:  Will Bowers, Vice President
                                        Telephone:  214-508-0276
                                        Facsimile:  214-508-0276


                                        Payments to be made to:
                                        ABA No.:       111 000 025
                                        Account No.:   Credit GL #136621105 2
                                        At:            NationsBank Texas Credit
                                                       Support Real Estate
                                                       Credit
                                        Reference:     Aimco Properties, L.P.
                                                       Note #5404751
                                        Attn:          Betty Bowers

                                        GUARANTOR SUBSIDIARIES


                                        Address Where Notices to Guarantors are
                                        to be Sent:
                                        1873 South Bellaire Street
                                        17th Floor
                                        Denver, Colorado 90071


                                        APARTMENT INVESTMENT AND
                                        MANAGEMENT COMPANY,
                                        a Maryland corporation


                                        By:  /s/ Peter K. Kompaniez
                                           ---------------------------
                                             Peter K. Kompaniez
                                             Vice Chairman


                                        AIMCO-GP, INC.,
                                        a Delaware corporation


                                        By:  /s/ Peter K. Kompaniez
                                           ---------------------------
                                             Peter K. Kompaniez
                                             Vice President


                                        AIMCO-LP, INC.,
                                        a Delaware corporation


                                        By:  /s/ Peter K. Kompaniez
                                           ---------------------------
                                             Peter K. Kompaniez
                                             Vice President

                                        AIMCO HOLDINGS, LP,
                                        a Delaware limited partnership

                                        By:  AIMCO HOLDINGS QRS, INC.,
                                             a Delaware corporation,
                                             General Partner


                                        By:  /s/ Peter K. Kompaniez
                                           ---------------------------
                                             Peter K. Kompaniez
                                             Vice President


                                        AIMCO HOLDINGS QRS, INC.,
                                        a Delaware corporation


                                        By:  /s/ Peter K. Kompaniez
                                           ---------------------------
                                             Peter K. Kompaniez
                                             Vice President


                                        AIMCO SOMERSET, INC.,
                                        a Delaware corporation

                                        By:  /s/ Peter K. Kompaniez
                                           ---------------------------
                                             Peter K. Kompaniez
                                             Vice President


                                        AIMCO PROPERTIES FINANCE CORP.,
                                        a Delaware corporation


                                        By:  /s/ Peter K. Kompaniez
                                           ---------------------------
                                             Peter K. Kompaniez
                                             Vice President

                                        AIMCO PROPERTIES
                                        FINANCE PARTNERSHIP, L.P.,
                                        a Delaware limited partnership


                                        By:  /s/ Peter K. Kompaniez
                                           ---------------------------
                                             Peter K. Kompaniez
                                             Vice President


                                        AIMCO/OTC QRS, INC.,
                                        a Delaware corporation


                                        By:  /s/ Peter K. Kompaniez
                                           ---------------------------
                                             Peter K. Kompaniez
                                             Vice President

                                        PROPERTY ASSET MANAGEMENT SERVICES,
                                        INC., a Delaware corporation



                                        By:  /s/ Peter K. Kompaniez
                                           ---------------------------
                                             Name:
                                             Its:


                                        PROPERTY ASSET MANAGEMENT SERVICES, L.P.



                                        By: /s/ Peter K. Kompaniez
                                           ---------------------------
                                             Name:
                                             Its:

                                        NHP MANAGEMENT COMPANY,
                                        a District of Columbia corporation

                                        By: /s/ Peter K. Kompaniez
                                           ---------------------------
                                             Name:
                                             Its:

                                        PROPERTY MANAGEMENT SERVICES-CALIFORNIA,
                                        LLC, a California limited liability
                                        company


                                        By: /s/ Peter K. Kompaniez
                                           ---------------------------
                                             Name:
                                             Its:



                                        AMBASSADOR II, L.P.,
                                        a Delaware limited liability company


                                        By: AMBASSADOR II, Inc.,
                                            a Delaware corporation


                                        By: /s/ Peter K. Kompaniez
                                           ---------------------------
                                             Name:
                                             Its: